Exhibit 32.2
CERTIFICATION PURSUANT TO RULE 13b — 14(b) OF THE SECURITIES
EXCHANGE ACT AND 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES — OXLEY ACT OF 2002
In connection with the Quarterly Report of Strayer Education, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark C. Brown, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark C. Brown
Mark C. Brown
Executive Vice President and Chief Financial Officer
October 31, 2008

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